UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FORM N-Q

AUGUST 31, 2012

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 131.8%
Arizona — 6.3%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	$3,705,000	$4,092,321
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,473,150
Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC	5.250%	7/1/22	3,000,000	3,005,100	(a)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	15,000,000	15,988,350
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	7,040,000	7,534,067
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,190,740
Total Arizona				38,283,728
California — 17.3%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.125%	4/1/39	21,700,000	24,334,380
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,252,880
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	3,100,000	2,970,699	(a)
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,885,000	7,449,292
Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC	5.000%	10/1/29	7,375,000	7,201,024
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	3,132,855
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	8,074,252
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	7,215,000	8,031,522
M-S-R Energy Authority, CA	7.000%	11/1/34	3,000,000	4,008,690
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	9,000,000	11,469,780
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,161,505
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	3,340,000	3,340,234
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	1,145,000	1,146,374
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,431,650
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	3,000,000	3,290,670	(b)
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	5,000,000	5,395,200
Total California				104,691,007
Colorado — 11.6%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,233,640
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,552,120
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	15,038,868	(a)(c)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,667,891	(a)
El Paso County, CO, COP, Detention Facility Project, AMBAC	5.000%	12/1/23	1,700,000	1,719,363	(b)
Garfield County, CO, GO:
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/23	2,300,000	2,326,197	(b)
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/25	1,000,000	1,011,390	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Colorado — continued
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	$20,000,000	$25,460,600
Total Colorado				70,010,069
District of Columbia — 2.6%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	14,335,000	15,704,853
Florida — 10.5%
Jacksonville, FL, Electric Authority, Electric System Revenue	5.000%	10/1/28	3,305,000	3,409,339
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	6,500,000	6,530,420	(a)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	11,045,000
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	12,185,822
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	10,000,000	10,875,200
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,911,418
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	9,206,080
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,529,350
Total Florida				63,692,629
Georgia — 4.5%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	15,803,710
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	7,218,932
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,291,240
Total Georgia				27,313,882
Hawaii — 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,682,360
Illinois — 7.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	7,527,682
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	7,032,960
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	3,011,824
Depaul University	6.125%	10/1/40	5,000,000	5,811,550
Memorial Health System	5.500%	4/1/39	7,000,000	7,656,110
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	12,000,000	13,305,960
Total Illinois				44,346,086
Indiana — 2.8%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	5,000,000	5,574,300
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,592,200	(d)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,807,900
Total Indiana				16,974,400
Kentucky — 1.9%
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	11,519,750

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Louisiana — 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	$5,000,000	$5,384,250	(e)
Maryland — 1.3%
Baltimore, MD, Project Revenue:
Refunding, Wastewater Projects, FGIC	5.125%	7/1/32	2,500,000	2,505,825
Refunding, Wastewater Projects, FGIC	5.200%	7/1/32	2,000,000	2,004,760
Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue	5.000%	11/15/26	3,075,000	3,247,538	(b)
Total Maryland				7,758,123
Massachusetts — 5.1%
Massachusetts DFA Revenue, Merrimack College Issue, NATL	5.200%	7/1/32	1,125,000	1,126,091
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,361,320
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,751,545
Broad Institute Inc.	5.250%	4/1/37	8,000,000	8,884,720
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	8,969,760
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	5,101,034
Total Massachusetts				31,194,470
Michigan — 2.4%
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	7,000,000	7,966,980
Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit	5.375%	12/1/23	1,500,000	1,518,420	(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,155,520
Total Michigan				14,640,920
Minnesota — 0.2%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	1,500,000	1,500,645
Missouri — 2.2%
Kansa City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,149,120
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,645,000
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	5,000,000	5,537,200
Total Missouri				13,331,320
Montana — 1.3%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	8,050,000	8,054,830	(a)
Nebraska — 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,296,130
Nevada — 2.3%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	13,761,457
New Jersey — 7.2%
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,803,650
New Jersey State EDA Revenue:

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New Jersey — continued
Continental Airlines Inc. Project	4.875%	9/15/19	$3,000,000	$3,054,420	(a)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	2,026,040	(a)
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,056,250	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,784,109
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,000,000	10,950,100	(a)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	5,800,000	6,466,188
South Jersey Port Corp., New Jersey Revenue, Refunding	5.000%	1/1/26	1,350,000	1,361,691
Total New Jersey				43,502,448
New Mexico — 1.0%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,967,600
New York — 12.2%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	9,000,000	10,460,430
Goldman Sachs Headquarters	5.500%	10/1/37	8,985,000	10,722,070
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	30,079,577
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,648,650
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,541,560
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,924,950
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,103,890
New York State Dormitory Authority Revenue, Willow Towers Inc. Project, GNMA-Collateralized	5.250%	2/1/22	880,000	891,862
Port Authority of New York & New Jersey	5.000%	1/15/41	3,820,000	4,326,609
Total New York				73,699,598
North Carolina — 0.7%
Harnett County, NC, GO, Refunded Custody Receipts, AMBAC	5.250%	6/1/24	1,615,000	1,750,951
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	1,000,000	1,004,590
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,251,062
Total North Carolina				4,006,603
North Dakota — 0.8%
North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance	5.625%	1/1/39	4,835,000	4,980,534
Ohio — 2.4%
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC	5.250%	5/15/23	2,000,000	2,078,640
Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners	5.375%	10/1/30	7,500,000	7,527,075	(b)
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,291,090
Summit County, OH, GO:
FGIC	5.000%	12/1/21	1,000,000	1,018,860

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ohio — continued
FGIC	5.000%	12/1/22	$500,000	$509,285
Total Ohio				14,424,950
Oregon — 0.4%
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	1,330,000	1,381,817	(a)
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.000%	5/1/32	535,000	558,278
Catholic Health Initiatives	5.000%	5/1/32	465,000	500,921	(b)
Total Oregon				2,441,016
Pennsylvania — 2.4%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,606,722	(f)
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,716,640
Total Pennsylvania				14,323,362
Puerto Rico — 7.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	7,000,000	7,059,010
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/38	5,000,000	5,318,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	6,000,000	6,681,180
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	5,550,000	5,869,402
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,500,000	8,094,750
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	4,000,000	4,480,760
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	10,000,000	10,445,100
Total Puerto Rico				47,949,102
Rhode Island — 1.0%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,834,300
South Carolina — 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,786,050
Tennessee — 0.1%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	605,000	608,382
Texas — 12.0%
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	5,000,000	2,334,550	(a)(g)
Dallas-Fort Worth, TX, International Airport Revenue:
Joint Improvement	5.000%	11/1/38	8,000,000	8,607,680	(a)
Joint Improvement	5.000%	11/1/45	10,000,000	11,003,300
NATL	6.000%	11/1/23	2,065,000	2,071,030	(a)
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,342,210	(c)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,000,000	16,195,200
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,518,450
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	16,974,150

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas — continued
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	$7,000,000	$8,555,120
Total Texas				72,601,690
Virginia — 0.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,278,940	(a)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,203,940	(a)
Total Virginia				5,482,880
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $699,002,472)				797,749,424
SHORT-TERM INVESTMENTS — 7.8%
California — 0.5%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Acacia Creek at Union Project, SPA-Bank of America N.A.	0.270%	7/1/38	400,000	400,000	(h)(i)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, SPA-Banco Bilbao Vizcaya	0.150%	7/1/35	800,000	800,000	(h)(i)
Metropolitan Water District of Southern California, SPA-Banco Bilbao Vizcaya	0.500%	7/1/35	2,000,000	2,000,000	(h)(i)
Total California				3,200,000
Florida — 0.2%
Halifax, FL, Hospital Medical Center, LOC-JPMorgan Chase	0.170%	6/1/48	500,000	500,000	(h)(i)
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities Bayfront Projects, LOC-SunTrust Bank	0.250%	7/1/34	390,000	390,000	(h)(i)
Total Florida				890,000
Kansas — 0.0%
Kansas State Department of Transportation Highway Revenue, SPA-Dexia Credit Local & Westdeutsche Landesbank	0.140%	9/1/19	100,000	100,000	(h)(i)
New Jersey — 0.1%
New Jersey EDA, Gas Facilities Revenue, Pivotal Utility Holdings Project, LOC-Bank of Tokyo-Mitsubishi UFJ	0.150%	10/1/22	700,000	700,000	(h)(i)
New York — 0.8%
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.280%	11/1/26	200,000	200,000	(h)(i)
SPA-Dexia Credit Local	0.280%	8/1/28	1,500,000	1,500,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.280%	6/15/32	600,000	600,000	(h)(i)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.280%	11/1/22	1,700,000	1,700,000	(h)(i)
New York City, NY, Trust for Cultural Resources Revenue:
American Museum of Natural History, SPA-Bank of America N.A.	0.200%	4/1/27	400,000	400,000	(h)(i)
American Museum of Natural History, SPA-Wells Fargo Bank N.A.	0.150%	4/1/29	600,000	600,000	(h)(i)
Total New York				5,000,000

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
North Carolina — 6.0%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
AGM, SPA-Dexia Credit Local	0.220%	1/15/42	$2,300,000	$2,300,000	(h)(i)
AGM, SPA-Dexia Credit Local	0.220%	1/15/43	12,600,000	12,600,000	(h)(i)
AGM, SPA-Dexia Credit Local	0.220%	1/15/44	21,200,000	21,200,000	(h)(i)
Total North Carolina				36,100,000
Tennessee — 0.2%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A.	0.250%	11/1/35	1,190,000	1,190,000	(h)(i)
TOTAL SHORT-TERM INVESTMENTS (Cost — $47,180,000)				47,180,000
TOTAL INVESTMENTS — 139.6% (Cost — $746,182,472#)				844,929,424
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (41.3)%				(250,000,000)
Other Assets in Excess of Liabilities — 1.7%				10,175,277
TOTAL NET ASSETS — 100.0%				$605,104,701
(a)			Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)			Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)			Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)			Maturity date shown represents the mandatory tender date.
(f)			All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)			The coupon payment on these securities is currently in default as of August 31, 2012.
(h)			Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(i)			Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#			Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	- Association of Bay Area Governments
AGC	- Assured Guaranty Corporation - Insured Bonds
AGM	- Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	- American Municipal Bond Assurance Corporation - Insured Bonds
CDA	- Communities Development Authority
COP	- Certificates of Participation
DFA	- Development Finance Agency
EDA	- Economic Development Authority
EFA	- Educational Facilities Authority
FGIC	- Financial Guaranty Insurance Company - Insured Bonds
FHA	- Federal Housing Administration
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
HEFA	- Health & Educational Facilities Authority
IDA	- Industrial Development Authority
LIQ	- Liquidity Facility
LOC	- Letter of Credit
MFH	- Multi-Family Housing
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corporation - Insured Bonds
RDA	- Redevelopment Agency
SPA	- Standby Bond Purchase Agreement - Insured Bonds
TFA	- Transitional Finance Authority

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Summary of Investments by Industry†
Transportation	21.3%
Industrial Revenue	15.3
Health Care	13.7
Power	9.6
Special Tax Obligation	8.3
Education	7.8
Pre-Refunded/Escrowed to Maturity	6.1
Leasing	4.6
Water & Sewer	4.0
Housing	2.6
Other	0.7
Local General Obligation	0.4
Short-Term Investments	5.6
100.0%

† As a percentage of total investments. Please note that Fund holdings are as of August 31, 2012 and are subject to change.

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.6%
AA/Aa	30.1
A	50.8
BBB/Baa	7.8
BB/Ba	1.1
B	1.0
A-1/VMIG 1	5.6
NR	2.0
100.0%

* As a percentage of total investments.

** The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”).  These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance.  Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Municipal bonds†	—	$797,749,424	—	$797,749,424
Short-term investments†	—	47,180,000	—	47,180,000
Total investments	—	$844,929,424	—	$844,929,424

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$61,040	—	—	$61,040

†See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$102,083,610
Gross unrealized depreciation	(3,336,658)
Net unrealized appreciation	$98,746,952

Notes to schedule of investments (unaudited) (continued)

At August 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	243	9/12	$36,510,460	$36,571,500	$(61,040)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2012.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation
Interest Rate Risk	$(61,040)

During the period ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$36,436,711

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed Municipals Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: October 26, 2012